GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2021
Disclosure of goodwill and intangible assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS
14.	GOODWILL AND INTANGIBLE ASSETS

	Goodwill US$‘000	Development costs US$‘000	Patents and licences US$‘000	Other US$‘000	Total US$‘000
Cost
At January 1, 2020	81,689	156,377	9,951	34,266	282,283
Additions	-	6,896	30	89	7,015
Disposals or retirements	(2,507)	(34,318)	(1,034)	(1,044)	(38,903)
Exchange adjustments	-	22	-	-	22

At December 31, 2020	79,182	128,977	8,947	33,311	250,417

At January 1, 2021	79,182	128,977	8,947	33,311	250,417
Additions	-	6,771	102	21	6,894
Disposals or retirements	-	(14,576)	(342)	(134)	(15,052)
Exchange adjustments	-	1	-	-	1

At December 31, 2021	79,182	121,173	8,707	33,198	242,260

Accumulated amortisation and Impairment losses
At January 1, 2020	(69,098)	(133,599)	(9,819)	(26,113)	(238,629)
Charge for the year	-	(959)	(5)	(439)	(1,403)
Disposals or retirements	2,507	34,318	1,034	1,044	38,903
Impairment losses	-	(15,287)	-	(135)	(15,422)
Exchange adjustments	-	(6)	-	-	(6)

At December 31, 2020	(66,591)	(115,533)	(8,790)	(25,643)	(216,557)

At January 1, 2021	(66,591)	(115,533)	(8,790)	(25,643)	(216,557)
Charge for the year	-	(482)	(7)	(428)	(917)
Disposals or retirements	-	14,573	342	132	15,047
Impairment losses	(54)	(2,053)	(106)	(1,640)	(3,853)
Exchange adjustments	-	1	-	-	1

At December 31, 2021	(66,645)	(103,494)	(8,561)	(27,579)	(206,279)

Carrying amounts
At December 31, 2021	12,537	17,679	146	5,619	35,981

At December 31, 2020	12,591	13,444	157	7,668	33,860

Included within development costs are costs of US$7,994,000 which were not amortised in 2021 (2020: US$6,980,000). These development costs are not being amortised as the projects to which the costs relate were not fully complete at December 31, 2021 or at December 31, 2020. As at December 31, 2021 these projects are expected to be completed during the period from January 1, 2022 to December 31, 2024 at an expected further cost of approximately US$5,857,000.

The following represents the costs incurred during each period presented for each of the principal development projects:

Product Name	2021 US$’000	2020 US$’000
Premier Instrument for Haemoglobin A1c testing	2,538	1,359
HIV screening rapid test	1,488	2,278
COVID tests	1,320	467
Autoimmune Smart Reader	550	666
Mid-tier haemoglobins instrument	303	243
Tri-stat point-of-care instrument	245	203
Uni-gold raw material stabilisation	144	-
Sjögrens tests	88	99
Uni-Gold antigen improvement	-	556
Syphilis point-of-care test	-	618
Column enhancement	-	151
Other projects	95	256
Total capitalised development costs	6,771	6,896

All of the development projects for which costs have been capitalised are judged to be technically feasible, commercially viable and likely to produce future economic benefits. In reaching this conclusion, many factors have been considered including the following:

(a)
The Group only develops products within its field of expertise. The R&D team is experienced in developing new products in this field and this experience means that only products which have a high probability of technical success are put forward for consideration as potential new products.

(b)
A technical feasibility study is undertaken in advance of every project. The feasibility study for each project is reviewed by the R&D team leader, and by other senior management depending on the size of the project. The feasibility study occurs in the initial research phase of the project and costs in this phase are not capitalised.

(c)
Nearly all of our new product developments involve the transfer of our existing product know-how to a new application. The Group does not engage in pure research. Every development project is undertaken with the intention of bringing a particular new product to market for which there is an expected demand.

(d)	The commercial feasibility of each new product is established prior to commencement of a project by ensuring it is projected to achieve an acceptable income after applying appropriate discount rates.

Other intangible assets

Other intangible assets consist primarily of acquired customer and supplier lists, trade names, website and software costs.

Amortisation

Amortisation is charged to the statement of operations through the selling, general and administrative expenses line.

Impairment testing for intangibles including goodwill and indefinite lived assets

Goodwill and other intangibles are subject to impairment testing on a periodic basis. The recoverable amount of seven CGUs is determined based on a value-in-use computation. Among other macroeconomic considerations, the impact of the COVID-19 pandemic has been factored into our impairment testing.

The value-in-use calculations use cash flow projections based on the 2022 projections for each CGU and a further four years projections using estimated revenue and cost average growth rates of between 0% and 5%. At the end of the five year forecast period, terminal values for each CGU, based on a long term growth rate of 2%, are used in the value-in-use calculations. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The pre-tax discount rates used range from 16% to 25% (2020: 16% to 44%).

Sources of estimation uncertainty

The cash flows have been arrived at taking into account the Group’s financial position, its recent financial results and cash flow generation and the nature of the medical diagnostic industry, where product obsolescence can be a feature. However, expected future cash flows are inherently uncertain and are therefore liable to material change over time. The key assumptions employed in arriving at the estimates of future cash flows factored into impairment testing are subjective and include projected EBITDA margins, net cash flows, discount rates used and the duration of the discounted cash flow model. Significant under-performance in any of the Group’s major CGUs may give rise to a material impairment which would have a substantial impact on the Group’s income and equity.

2021 impairment test

The impairment tests performed at June 30, 2021 and at December 31, 2021 identified an impairment loss in three CGUs, Immco Diagnostics Inc, Trinity Biotech Do Brasil and Biopool US Inc. A specific impairment loss on an intangible asset owned by Trinity Biotech Manufacturing Limited was also incurred in 2021.

The table below sets forth the impairment loss recorded for each of the CGU’s:

	December 31, 2021	December 31, 2020
	US$’000	US$’000

Immco Diagnostics Inc	4,979	-
Trinity Biotech Manufacturing Limited	856	-
Trinity Biotech Do Brasil	956	919
Biopool US Inc.	153	154
Primus Corp	-	16,706

Total impairment loss	6,944	17,779

The carrying value of the intangible assets for the COVID-19 antibody rapid test was written off in full in the year ended December 31, 2021 and is included in the total impairment charge in the table above. This product development was an asset of Trinity Biotech Manufacturing Limited and the impairment charge recorded for this asset was US$856,000.

The COVID-19 antibody rapid test was submitted to the FDA under an Emergency Use Authorisation (“EUA”) application. The FDA informed the Company that given the volume of EUA requests it has received, it was not currently prioritising this type of serological test for review and thus would not review an EUA application for the test at this time. The Company has examined other potential pathways to regulatory approval to allow US sales of this test, but it is expected that these would require significant additional investment. Due to the advent and widespread adoption of COVID-19 vaccines since this antibody test was envisaged and the focus of public health authorities on using evidence of vaccination rather than the presence of antibodies as proof of immunity, the Company now expects that the use for such tests will be limited and thus the potential revenues from the sales of this product to be minimal. Given this current limited market demand for such antibody tests, the Company decided not to devote additional investment to this test and the full costs to date for the development of the rapid test was written off. Instead, the Company is focusing its resources on a COVID-19 antigen test for which we expect a much larger market.

Immco Diagnostics Inc., which recorded the largest impairment loss of any CGU in this financial year, has been particularly impacted by the pandemic and changes to its product offering.

The table below sets forth the breakdown of the impairment loss for each class of asset:

	December 31, 2021	December 31, 2020
	US$’000	US$’000
Goodwill and other intangible assets (see Note 14)	3,853	15,422
Property, plant and equipment (see Note 13)	2,508	1,795
Prepayments (see Note 18)	583	562

Total impairment loss	6,944	17,779

The value-in-use calculation is subject to significant estimation, uncertainty and accounting judgements and the following sensitivity analysis has been performed:

•
In the event that there was a reduction of 10% in the assumed level of future growth in revenue growth rate, which would represent a reasonably likely range of outcomes, there would be  no additional impairment loss recorded at December 31, 2021.

•
In the event there was a 10% increase in the discount rate used to calculate the potential impairment of the carrying values, which would represent a reasonably likely range of outcomes, there would be no additional impairment loss recorded at December 31, 2021.

Significant Goodwill and Intangible Assets with Indefinite Useful Lives

CGUs or combinations of CGUs for which the carrying amount of goodwill is significant for the purposes of impairment testing periodically, in comparison with the Group’s total carrying amount of goodwill are those where the percentage is greater than 20% of the total.

The additional disclosures required for the CGU with significant goodwill are as follows:

Fitzgerald Industries	December 31, 2021	December 31, 2020
Carrying amount of goodwill (US$’000)	12,591	12,591
Discount rate applied (real pre-tax)	19.66%	19.98%
Excess value-in-use over carrying amount (US$’000)	3,496	7,915
% EBITDA would need to decrease for an impairment to arise	18.15%	31.98%
Long-term growth rate	2.0%	2.0%

The key assumptions and methodology used in respect of this CGU are consistent with those described above. The assumptions and estimates used are specific to the individual CGU and were derived from a combination of internal and external factors based on historical experience.

Intangible Assets with Indefinite Useful lives (included in other intangibles)	December 31, 2021 US$‘000	December 31, 2020 US$‘000
Fitzgerald Industries International CGU
Fitzgerald trade name	970	970
RDI trade name	560	560
Primus Corporation CGU
Primus trade name	365	365
Immco Diagnostic CGU
Immco Diagnostic trade name	2,069	2,938
Total	3,964	4,833

The trade name assets purchased as part of the acquisition of Fitzgerald in 2004, Primus and RDI in 2005 and Immco Diagnostics in 2013 were valued using the relief from royalty method and based on factors such as (1) the market and competitive trends and (2) the expected usage of the name. It was considered that these trade names will generate net cash inflows for the Group for an indefinite period.

In 2020, an impairment loss of US$135,000 was allocated against the Primus trade name as the carrying value of the CGU’s net assets exceeded its discounted future cashflows. In 2021, an impairment loss of US$869,000 was allocated against the Immco Diagnostic trade name as the carrying value of the CGU’s net assets exceeded its discounted future cashflows.